UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2007

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)	Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

In accordance with SEC Release No. 33-8126, the following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 23, 2007, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended December 31, 2006 and held a public webcast in connection with the issuance of the press release. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference. The Company notes that the footnote to the table entitled “Reconciliation of Non-GAAP Financial Measures” in the press release should have referred to a “pre-tax” adjustment of $21 million in the first fiscal quarter of 2006 relating to the reversal of a portion of its vacation liability. The Company has corrected this error in the press release attached as Exhibit 99.1 hereto.

The Company provides non-GAAP diluted earnings per share, non-GAAP net income, non-GAAP operating income and non-GAAP operating margin in the webcast presentation and in the press release as additional information to help investors better understand its financial results.  These are non-GAAP financial measures.  These measures exclude the impact of certain items that the Company believes may affect the comparability of its historical results of operations.  The webcast presentation also includes a slide relating to net cash.  This financial measure is a non-GAAP financial measure.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Pursuant to the requirements of Regulation G, the Company has included a comparison of such non-GAAP financial measures to the most directly comparable GAAP financial measures in the Company’s press release attached as Exhibit 99.1 hereto and in the supplementary materials, which are available on the Avaya investor relations website at http://investors.avaya.com/.

An explanation of the reasons why the Company believes that these non-GAAP measures provide useful information to investors regarding the Company’s financial condition and results of operations and the ways in which the Company’s management uses these non-GAAP measures to evaluate its business is included under “Use of Non-GAAP Financial Measures” in Exhibit 99.1.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and they have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP.   The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

99.1         Press Release of Avaya Inc. dated January 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: January 23, 2007	By:	/s/ Amarnath K. Pai
Name: Amarnath K. Pai
Title: Vice President, Finance Operations and Corporate
Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Avaya Inc. dated January 23, 2007